EXHIBIT 10.28
                                                                   -------------


                       REDEMPTION AND CONVERSION AGREEMENT

          This Redemption and Conversion Agreement (this "Agreement") is made and entered into as of January 14, 2003, by and between Nestor, Inc., a Delaware corporation (the "Company"), and Laurus Master Fund, Ltd., a Cayman Islands company (the "Purchaser").

          WHEREAS, the outstanding principal balance on that certain Convertible
Note in the original principal amount of $2,000,000.00, dated as of July 31, 2003, made by the Company to the Purchaser (the "Note") is $1,914,750.00.

          WHEREAS,  the Company gave a Notice of  Redemption to the Purchaser on
January  2,  2004  and  the  Purchaser   subsequently  requested  conversion  of
$1,891,000.00 of the principal balance of the Note.

          NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Note shall have the meanings given such terms in the Note. As used in this Agreement, the following terms shall have the following meanings:

          "Daily Limit" is defined in Section 4.

          "Daily Volume" means, with respect to any trading day, the number of shares of the Common Stock traded on the Principal Market on such day.

          "Market Price" means, with respect to any trading day, the volume weighted average price for shares of the Common Stock traded on the Principal Market on such day.

     2. Redemption. The Company will redeem $1,150,750.00 of the principal amount of the Note on January 16, 2004, by wire transfer in accordance with the wire instructions set forth on Exhibit A hereto. The Redemption Amount shall be $1,340,971.83.

     3. Conversion. Purchaser will convert $764,000.00 of the principal balance of the Note on January 14, 2004. In satisfaction of such conversion, the Company will issue 492,904 shares of its Common Stock to Purchaser, in accordance with the delivery instructions set forth in Exhibit B hereto.


     4. Selling Restriction. During the period beginning on the date hereof and until the fifth anniversary hereof, Purchaser will not, on any trading day, sell more shares of Common Stock than the Daily Limit for that day. With respect to any day, the "Daily Limit" shall mean:

          (a) If the Market Price on the previous trading day is below $2.00, there are no selling restrictions;

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          (b) If the Market Price on the  previous  trading day is $2.00 or more and less than $3.00, 15% of the Daily Volume on the day of the sale;

          (c) If the Market Price on the previous trading day is $3.00 or more and less than $4.00, 22% of the Daily Volume on the day of the sale;

          (d) If the Market Price on the previous trading day is $4.00 or more and not greater than $5.00, 30% of the Daily Volume on the day of the sale;

          (e) If the Market Price on the previous trading day is above $5.00, there are no selling restrictions.

Purchaser can engage in a block sale transaction with an outside party with the Company's approval at any time.

     5. Retirement of Note. Upon the payment of the Redemption Amount to the Purchaser as set forth in Section 2 hereof and the issuance of shares of Common Stock as set forth in Section 3 hereof, the Note shall be fully paid, satisfied and discharged, and no further payments of principal, interest or fees shall be due or payable thereunder.

     6.  Miscellaneous.

          (a) Remedies. In the event of a breach by the Company or by the Purchaser, of any of their obligations under this Agreement, the Purchaser or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. No failure or delay on the part of a party hereto in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

          (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and Purchaser.

          (c) Notices. Any notice or request hereunder may be given to the Company or the Purchaser at the respective addresses set forth below or as may hereafter be specified in a notice designated as a change of address under this
Section 6(c). Any notice or request hereunder shall be given by registered or certified mail, return receipt requested, hand delivery, overnight mail or telecopy (confirmed by mail). Notices and requests shall be, in the case of those by hand delivery, deemed to have been given when delivered to any officer of the party to whom it is addressed, in the case of those by mail or overnight mail, deemed to have been given when deposited in the mail or with the overnight mail carrier, and, in the case of a telecopy, when confirmed telephonically. The address for such notices and communications shall be as follows:



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               If to the Company:        Nestor, Inc.
                                         400 Massasoit Avenue, Suite 200
                                         East Providence, RI  02914
                                         Attention:  William B. Danzell
                                         Facsimile:   (401) 434-5809

               With a copy to:           Benjamin M. Alexander, Esq.
                                         Partridge Snow & Hahn LLP
                                         180 South Main Street
                                         Providence, RI 02903
                                         Facsimile:  (401) 861-8210

               If to Purchaser:          To the address set forth under
                                         such Purchaser name on the
                                         signature pages hereto.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

          (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties.

          (e) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same
Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

          (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.

          (g) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          (h) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

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          (i)  Construction.  Each  party  acknowledges  that its legal  counsel participated in the preparation of this Agreement and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement to favor any party against the other.

          (j) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          IN WITNESS WHEREOF, the parties have executed this Redemption and Conversion Agreement as of the date first written above.

                                   NESTOR, INC.



                                   By:   /s/ Nigel P. Hebborn
                                      ------------------------------------------
                                      Name:   Nigel P. Hebborn
                                      Title:  EVP - CFO

                                   LAURUS MASTER FUND, LTD.

                                   By:  /s/ Eugene Grin
                                      ------------------------------------------
                                      Name:  Eugene Grin
                                      Title: Director

                                   Address for Notice:
                                   c/o Laurus Capital Management, LLC
                                   825 Third Avenue, 14th Floor
                                   New York, NY 10022
                                   Attention:  David Grin
                                   Facsimile (212) 541-4434


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